                                 AMENDMENT NO. 5

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES    SEPARATE ACCOUNTS UTILIZING THE FUNDS          CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
----------------------------------    -------------------------------------   ------------------------------------------------------
          SERIES I SHARES

AIM V.I. Capital Appreciation Fund    -    The Guardian Separate Account K    -    Park Avenue Life
INVESCO VIF - Utilities Fund                                                  -    Park Avenue Life - Millennium Series
AIM V.I. Premier Equity Fund
                                      -    The Guardian Separate Account M    -    Park Avenue VUL

                                      -    The Guardian Separate Account N    -    Park Avenue VUL - Millennium Series
                                                                              -    Park Avenue SVUL - Millennium Series

          SERIES I SHARES

AIM V.I. Aggressive Growth Fund       -    The Guardian Separate Account E    -    The Guardian Investor Retirement Asset Manager
AIM V.I. Capital Appreciation Fund                                                 Variable Annuity Contract
INVESCO VIF - Utilities Fund
AIM V.I. Government Securities Fund   -    The Guardian Separate Account D    -    Guardian Investor Individual and Group Variable
AIM V.I. Growth Fund                                                               Annuity Contract
AIM V.I. Premier Equity Fund          -    The Guardian Separate Account A    -    Value Guard II - Individual and Group Variable
                                                                                   Annuity Contract
                                      -    The Guardian Separate Account F    -    The Guardian C+C Variable Annuity Contract

          SERIES II SHARES

V.I. Aggressive Growth Fund           The Guardian Separate Account Q         -    The Guardian Investor Income Access - Individual
V.I. Basic Value Fund                                                              Variable Annuity Contract
V.I. Government Securities Fund
V.I. Growth Fund
V.I. Mid Cap Core Equity Fund         The Guardian Separate Account R         -    The Guardian Investor Asset Builder - Individual
V.I. Premier Equity Fund                                                           Variable Annuity Contract


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

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2004

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        THE GUARDIAN INSURANCE & ANNUITY
                                        COMPANY, INC.


Attest: /s/ Stephanie Susens            By: /s/ Peggy Coppola
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        GUARDIAN INVESTOR SERVICES CORPORATION


Attest: /s/ Stephanie Susens            By: /s/ Peggy Coppola
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


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